                                                                    EXHIBIT 10.8

                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of May 30, 2000, made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 24 hereof, the "Pledgors") to BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                                  WITNESSETH:

                  WHEREAS, Universal Compression Holdings, Inc. ("Holdings"), Universal Compression, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Deutsche Bank Securities Inc., as Lead Arranger, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of May 30, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, the Administrative Agent and the Pledgee are herein called the "Lender Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to, and after the execution and delivery of, the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guarantied to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

                  WHEREAS, pursuant to the Holdings Guaranty, Holdings has guarantied to the Secured Creditors the payment when due of all of the Guaranteed Obligations as described therein;

                  WHEREAS, it is a condition to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;


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                                                                       EXHIBIT G
                                                                          Page 2



                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                 (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Documents to which such Pledgor is a party (including, in the case of each Guarantor, all such obligations and indebtedness of such Guarantor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Pledgor to the Other Creditors under, or with respect to (including by reason of such Pledgor's Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations");

               (iii) any and all sums advanced by the Pledgee in accordance herewith in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i), (ii) and (iii) above, after an Event of Default or any payment default by the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral in accordance herewith, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                 (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;


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                                                                       EXHIBIT G
                                                                          Page 3



all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, PARTNERSHIP INTERESTS, LIMITED LIABILITY COMPANY INTERESTS, ETC. (a) As used herein, (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any state or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock, and all warrants and options to purchase any such capital stock, of any Domestic Corporation at any time directly owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock, and all warrants and options to purchase any such capital stock, of any Foreign Corporation at any time directly owned by any Pledgor, provided that, except as provided in the last sentence of this Section 2, such Pledgor shall not be required to pledge hereunder more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote, (ii) the term "Notes" shall mean all Intercompany Notes and all other promissory notes or other evidences of indebtedness from time to time issued to, or held by, any Pledgor, provided that, except as provided in the last sentence of this Section 2, such Pledgor shall not be required to pledge hereunder (x) any promissory notes (including Intercompany Notes) issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation or (y) any promissory note (other than an Intercompany Note) with a remaining principal amount of $100,000 or less and
(iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants, that on the date hereof, (A) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto for such Pledgor, (B) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto, (C) the Notes held by such Pledgor consist of the promissory notes described in Annex B hereto for such Pledgor, (D) such Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes held by such Pledgor and (E) on the date hereof, such Pledgor owns no other Securities. In the circumstances and to the extent provided in Section 8.12 of the Credit Agreement, the 65% limitation set forth in the proviso of clause (i)(y) and the limitation in the proviso of clause (ii) in each case of the first sentence of this Section 2 and in Section 3.2 hereof shall no longer be applicable and such Pledgor shall duly pledge and deliver to the Pledgee such of the Securities not theretofore required to be pledged hereunder.

                  (b) As used herein, the term "Partnership Interest" shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time directly owned by each Pledgor in any Person (each a "Pledged Partnership"). Each Pledgor represents and warrants that, on the date hereof, (A) the Partnership Interests held by such Pledgor constitutes that percentage of the entire partnership interest of the respective Pledged Partnership as is set forth on Annex C hereto for such Pledgor and (B) such Pledgor owns no other Partnership Interests.

                                                                       EXHIBIT G
                                                                          Page 4



                  (c) As used herein, the term "Limited Liability Company Interest" shall mean the entire limited liability company membership interests at any time directly owned by each Pledgor in any Person that is a limited liability company (each a "Pledged Limited Liability Company"). Each Pledgor represents and warrants that, on the date hereof, (A) the Limited Liability Company Interests held by such Pledgor constitutes that percentage of the entire limited liability company interest of the respective Pledged Limited Liability Company as is set forth on Annex D hereto for such Pledgor and (B) such Pledgor owns no other Limited Liability Company Interests.

                  (d) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock;" all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes;" all Pledged Stock and Pledged Notes together are called the "Pledged Securities;" all Partnership Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Partnership Interests", all Limited Liability Company Interests at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Limited Liability Company Interests", and the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral."

                  3. PLEDGE OF SECURITIES, ETC.

                  3.1. Pledge. (a) To secure the Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor, (ii) pledges and deposits as security with the Pledgee, the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank by such Pledgor in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee, (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement, (iv) transfers and assigns to the Pledgee such Pledgor's Partnership Interests (and delivers any certificates or instruments evidencing such partnership interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Partnership including, without limitation:

               (A) all of the capital thereof and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Collateral;

               (B) all other payments due or to become due to such Pledgor in respect of any such Collateral, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                                                                       EXHIBIT G
                                                                          Page 5



               (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Collateral;

               (D) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any partnership agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest, including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset (as hereinafter defined), to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

               (G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                   and (v) transfers and assigns to the Pledgee such Pledgor's Limited Liability Company Interests (and delivers any certificates or instruments evidencing such limited liability company interests, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Limited Liability Company including, without limitation:

               (A) all of the capital thereof and its interest in all profits, losses, Limited Liability Company Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Collateral;

               (B) all other payments due or to become due to such Pledgor in respect of any such Collateral, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (C) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company agreement or operating agreement or at law or otherwise in respect of any such Collateral;

                                                                       EXHIBIT G
                                                                          Page 6



               (D) all present and future claims, if any, of such Pledgor against any Pledged Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

               (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Limited Liability Company Interest, including any power, if any, to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interest and any Pledged Limited Liability Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Limited Liability Company Asset (as hereinafter defined), to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

               (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

               (G) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                  (b) As used herein, the term (i) "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership or represented by any Partnership Interest , and (ii) "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned by any Pledged Limited Liability Company or represented by any Limited Liability Company Interest.

                  3.2. Subsequently Acquired Securities, Partnership Interests and/or Limited Liability Company Interests. (a) If any Pledgor shall directly acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will promptly thereafter deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of such Notes, and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of such Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate or letter executed by a principal

                                                                       EXHIBIT G
                                                                          Page 7



executive officer of such Pledgor describing such Securities and certifying that the same has been duly pledged with the Pledgee hereunder. Subject to the last sentence of Section 2 hereof, no Pledgor shall be required at any time to pledge hereunder (x) any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote or (y) any promissory notes (including Intercompany Notes) issued to such Pledgor by any Subsidiary of such Pledgor which is a Foreign Corporation.

                  (b) If any Pledgor shall acquire (by purchase, distribution or otherwise) any additional Partnership Interest at any time or from time to time after the date hereof, and, to the extent such Partnership Interest is certificated, such Pledgor shall forthwith deliver to the Pledgee certificates therefor, accompanied by such instruments of transfer as are acceptable to the Pledgee, and shall promptly thereafter deliver to the Pledgee a certificate or letter executed by a principal executive officer of such Pledgor describing such Partnership Interest and certifying that the same has been duly pledged with the Pledgee hereunder.

                  (c) If any Pledgor shall acquire (by purchase, distribution or otherwise) any additional Limited Liability Company Interest at any time or from time to time after the date hereof, and, to the extent such Limited Liability Company Interest is certificated, such Pledgor shall forthwith deliver to the Pledgee certificates therefor, accompanied by such instruments of transfer as are acceptable to the Pledgee, and shall promptly thereafter deliver to the Pledgee a certificate or letter executed by a principal executive officer of such Pledgor describing such Limited Liability Company Interest and certifying that the same has been duly pledged with the Pledgee hereunder.

                  3.3. Uncertificated Securities, Partnership Interests and Limited Liability Company Interests. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired), Partnership Interests or Limited Liability Company Interests are uncertificated securities, the relevant Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under the applicable provisions of the New York Uniform Commercial
Code). Each Pledgor further agrees to take such actions as the Pledgee deems necessary or reasonably desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon the reasonable request of the Pledgee.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right, upon written notice to the Borrower (provided that no such notice shall be required to the extent that same may not be permitted to be given under applicable law), to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                                                                       EXHIBIT G
                                                                          Page 8



                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all (i) voting and other consensual rights pertaining to the Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, and (ii) voting, consent, administration, management and other rights and remedies under any partnership agreement or otherwise with respect to the Pledged Partnership Interests of such Pledgor; provided, that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, (i) all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor and (ii) all cash distributions payable in respect of the Pledged Partnership Interests and the Pledged Limited Liability Company Interests shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                 (i) all other or additional stock or other securities or partnership interests or limited liability company interests (other than cash) paid or distributed by way of dividend, distribution or otherwise in respect of the Collateral;

                (ii) all other or additional stock or other securities or partnership interests or limited liability company interests paid or distributed in respect of the Collateral by way of merger, consolidation, conveyance of assets, liquidation, exchange of stock, stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

               (iii) all other property (other than cash) paid or distributed by way of dividend or distribution in respect of the Collateral.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                                                                       EXHIBIT G
                                                                          Page 9



                  7. REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code and also shall be entitled, without limitation, to exercise the following rights:

                  (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

                  (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (d) to vote all or any part of the Pledged Stock, Pledged Partnership Interests or Pledged Limited Liability Company Interests (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so); and

                  (e) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                                                                       EXHIBIT G
                                                                         Page 10



                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in Section 7.4 of the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but

                                                                       EXHIBIT G
                                                                         Page 11



excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of any Indemnitee). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a general partner or limited partner of any partnership and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of any limited liability company or of a general partner or limited partner of any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a general partner or limited partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or a general partner or limited partner of any partnership or of any Pledgor.

                  (c) The Pledgee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the

                                                                       EXHIBIT G
                                                                         Page 12



Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of all Pledged Securities, Pledged Partnership Interests and Pledged Limited Liability Company Interests pledged by it hereunder, subject to no Lien (except the Lien created by this Agreement and any Permitted Liens);
(ii) it has full power, authority and legal right to pledge all the Pledged Securities, Pledged Partnership Interests and Pledged Limited Liability Company Interests pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(iv) except as have been obtained by the Pledgors as of the date hereof, no consent of any other party (including, without limitation, any stockholder, partner or creditor of such Pledgor or any of its Subsidiaries or any Pledged Partnership) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, the validity or enforceability of this Agreement, the perfection or enforceability of the Pledgee's security interest in the Collateral or, except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein; (v) the execution, delivery and performance of this Agreement by

                                                                       EXHIBIT G
                                                                         Page 13



such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; (vii) each of the Intercompany Notes constituting Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (viii) the pledge, assignment and delivery to the Pledgee of the Securities (other than uncertificated securities) pursuant to this Agreement creates a valid and perfected first priority Lien in the Securities, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the Securities; (ix) each such Pledged Partnership Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder; (x) each general or limited partnership agreement delivered to the Pledgee is an original signed counterpart (or a copy thereof) of the complete and entire such partnership agreement in effect on the date hereof; (xi) each partnership agreement is the legal, valid and binding obligation of each Pledgor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(xii) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any general or limited partnership agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any partnership agreement to which such Pledgor is a party, or otherwise in default or violation thereunder; (xiii) no Pledged Partnership Interest is, to the knowledge of such Pledgor (but only in the case of a partnership which is not a Subsidiary of such Pledgor), subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto;
(xiv) the pledge and assignment of the Pledged Partnership Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (which filings and recordings have been or will be made), creates a valid, perfected and continuing first priority security interest in such Partnership Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on such Partnership Interests; (xv) each such Pledged Limited Liability Company Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder; (xvi) each limited liability company agreement or operating agreement delivered to the Pledgee is an original signed counterpart (or a copy thereof) of the

                                                                       EXHIBIT G
                                                                         Page 14



complete and entire such limited liability company agreement or operating agreement in effect on the date hereof; (xvii) each limited liability company agreement or operating agreement is the legal, valid and binding obligation of each Pledgor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (xviii) no Pledgor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any limited liability company agreement or operating agreement to which such Pledgor is a party, and no Pledgor is in violation of any other material provisions of any limited liability company agreement or operating agreement to which such Pledgor is a party, or otherwise in default or violation thereunder;
(xix) no Pledged Limited Liability Company Interest is, to the knowledge of such Pledgor (but only in the case of a limited liability company which is not a Subsidiary of such Pledgor), subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto; (xx) the pledge and assignment of the Pledged Limited Liability Company Interests pursuant to this Agreement, together with the relevant filings or recordings under the UCC (which filings and recordings have been or will be made), creates a valid, perfected and continuing first priority security interest in such Limited Liability Company Interests and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on such Limited Liability Company Interests; (xxi) there are no currently effective financing statements under the UCC covering any property which is now or hereafter may be included in the Collateral and such Pledgor will not, without the prior written consent of the Pledgee, execute and, until the Termination Date (as hereinafter defined), there will not ever be on file in any public office any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Pledgee as secured party; (xxii) each Pledgor shall give the Pledgee prompt notice of any written claim it receives relating to the Collateral; (xxiii) each Pledgor shall deliver to the Pledgee a copy of each other demand, notice or document received by it which may adversely affect the Pledgee's interest in the Collateral promptly upon, but in any event within 10 days after, such Pledgor's receipt thereof;
(xxiv) a notice in the form set forth in Annex E attached hereto and by this reference made a part hereof (such notice the "Partnership Notice"), appropriately completed, notifying each Pledged Partnership of the existence of this Agreement and a certified copy of this Agreement have been delivered by each Pledgor to the relevant Pledged Partnership, and each such Pledgor has received and delivered to the Collateral Agent an acknowledgment in the form set forth in Annex F attached hereto (such acknowledgment, the "Partnership Acknowledgment"), duly executed by the relevant Pledged Partnership; (xxv) a notice in the form set forth in Annex G attached hereto and by this reference made a part hereof (such notice the "Limited Liability Company Notice"), appropriately completed, notifying each Pledged Limited Liability Company of the existence of this Agreement and a certified copy of this Agreement have been delivered by each Pledgor to the relevant Pledged Limited Liability Company, and each such Pledgor has received and delivered to the Collateral Agent an acknowledgment in the form set forth in Annex H attached hereto (such acknowledgment, the "Limited Liability Company Acknowledgment"), duly executed by the relevant Pledged Limited Liability Company; and (xxvi) the chief executive office of such Pledgor is set forth on Annex I hereto or such other office as such Pledgor may establish in accordance with the terms of the

                                                                       EXHIBIT G
                                                                         Page 15



Security Agreement. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Collateral against the claims and demands of all persons whomsoever; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in

                                                                       EXHIBIT G
                                                                         Page 16



any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests pursuant to
Section 7 hereof, and such Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion but subject to applicable law, sell such Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests in accordance with Section 18 at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  19. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement (other than a sale to any Pledgor or any

                                                                       EXHIBIT G
                                                                         Page 17



Subsidiary thereof) or is otherwise released at the direction of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 19(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 19(a) or (b).

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 19.

                  20. NOTICES, ETC. All such notices and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (a) if to any Pledgor, at the address set forth opposite such Pledgor's signature below;

                  (b) if to the Pledgee, at:

                      Bankers Trust Company
                      130 Liberty Street
                      Mailstop 2344
                      New York, New York  10006
                      Attention:  Marcus Tarkington
                      Telephone No.:   (212) 250-7684
                      Telecopier No.:  (212) 250-8693

                  (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                                                                       EXHIBIT G
                                                                         Page 18



                  21. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Secured Creditors); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements. Each Pledgor may assume that any waiver or amendment executed and delivered by the Pledgee has been approved by the Required Secured Creditors as provided in this Section 21.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement without the prior consent of the Collateral Agent. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  23. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  24. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                                                       EXHIBIT G
                                                                         Page 19



                  25. MISCELLANEOUS. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, each Pledgor hereby covenants and agrees that with respect to any Pledged Partnership Interest or Pledged Limited Liability Company Interest pledged by it hereunder, (i) such Pledgor will deliver to the respective Pledged Partnership (with copies to the Pledgee) a Partnership Notice (appropriately completed) and such Pledgor will deliver to the Pledgee a Partnership Acknowledgment signed by the respective Pledged Partnerships, in each case within 15 days following the date any such Pledged Partnership Interests are pledged hereunder , and (ii) such Pledgor will deliver to the respective Pledged Limited Liability Company (with copies to the Pledgee) a Limited Liability Company Notice (appropriately completed) and such Pledgor will deliver to the Pledgee a Limited Liability Company Acknowledgment signed by the respective Pledged Limited Liability Company, in each case within 15 days following the date any such Pledged Limited Liability Company Interests are pledged hereunder.

                                     * * * *

                                                                       EXHIBIT G
                                                                         Page 20



         IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


Address:

4440 Brittmoore Road                       UNIVERSAL COMPRESSION HOLDINGS, INC.,
Houston, Texas  77041                          as a Pledgor
Attn:  President
Tel.:  (713) 335-7000
Fax:   (713) 466-6720                      By  /s/ RICHARD FITZGERALD
                                               ---------------------------------
                                               Title: Chief Financial Officer


4440 Brittmoore Road                       UNIVERSAL COMPRESSION, INC.,
Houston, Texas  77041                          as a Pledgor
Attn.:  President
Tel.:  (713) 335-7000
Fax:   (713) 466-6720                      By  /s/ RICHARD FITZGERALD
                                               ---------------------------------
                                               Title: Chief Financial Officer


4440 Brittmoore Road                       UNIVERSAL COMPRESSION INTERNATIONAL,
Houston, Texas  77041                          INC., as a Pledgor
Attn.:  President
Tel.:  (713) 335-7000
Fax:   (713) 466-6720                      By  /s/ RICHARD FITZGERALD
                                               ---------------------------------
                                               Title: Chief Financial Officer


Accepted and Agreed to:
BANKERS TRUST COMPANY,
  as Pledgee, Collateral Agent


By /s/ MARCUS TARKINGTON
   ---------------------------------
    Title: Director

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT


                                  LIST OF STOCK


I. Universal Compression Holdings, Inc.

=============================================================================================================
                                                                                           Percentage of
   Name of Issuing        Certificate                                                   Outstanding Shares
     Corporation            Number          Type of Shares        Number of Shares       of Capital Stock
-------------------------------------------------------------------------------------------------------------

     Universal
  Compression Inc.            25                Common                  4,900                  100%
=============================================================================================================


II. Universal Compression Inc.

=============================================================================================================
                                                                                           Percentage of
   Name of Issuing        Certificate                                                   Outstanding Shares
     Corporation            Number          Type of Shares        Number of Shares       of Capital Stock
-------------------------------------------------------------------------------------------------------------


Universal Compression          1                Common                   100                   100%
 International, Inc.
-------------------------------------------------------------------------------------------------------------

Universal Compression                                                   ____*                   65%
 de Venezuela
 Unicom, C.A.
-------------------------------------------------------------------------------------------------------------

Universal Compression                       Ordinary Class              ____*                   65%
      PTY, Ltd.
=============================================================================================================


III. Universal Compression International Inc.

=============================================================================================================
                                                                                           Percentage of
   Name of Issuing        Certificate                                                   Outstanding Shares
     Corporation            Number          Type of Shares        Number of Shares       of Capital Stock
-------------------------------------------------------------------------------------------------------------

Universal Compression                          Ordinary                 ____*                   65%
 International, Ltd.
-------------------------------------------------------------------------------------------------------------

Universal Compression                                                   ____*                   65%
  de Mexico, S.A. de
         C.V.
=============================================================================================================

*65% of the outstanding shares of the capital stock of these Foreign Subsidiaries will be pledged and delivered to the Pledgee within 45 days after the Effective Date pursuant to Section 8.11(e) of the Credit Agreement.

                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT


                                  LIST OF NOTES

                                      None.

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                          LIST OF PARTNERSHIP INTERESTS

I.       Universal Compression Holdings, Inc.

               None.


II.      Universal Compression, Inc.

               None.


III.     Universal Compression International, Inc.

               None.

                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT


                   LIST OF LIMITED LIABILITY COMPANY INTERESTS

I.       Universal Compression Holdings, Inc.

              None.


II.      Universal Compression, Inc.

              None.


III.     Universal Compression International, Inc.

              None.

                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT



                           FORM OF PARTNERSHIP NOTICE

                             [Letterhead of Pledgor]

                                                               -------- --, ----


TO:  [Name of Pledged Partnership]

                  Notice is hereby given that pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of May 30, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [limited] [general] partner in [NAME OF PLEDGED PARTNERSHIP] (the "Partnership"), and in, to and under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement"), including, without limitation:

                 (i) the Pledgor's interest in all of the capital of the Partnership and the Pledgor's interest in all profits, losses, Partnership Assets (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership interest;

                (ii) all other payments due or to become due to the Pledgor in respect of such partnership interest, whether under the Partnership Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Partnership Agreement or at law or otherwise in respect of such partnership interest;

                (iv) all present and future claims, if any, of the Pledgor against the Partnership for moneys loaned or advanced, for services rendered or otherwise;

                 (v) all of the Pledgor's rights under the Partnership Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the partnership interest, including any power to terminate, cancel or modify the Partnership Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Partnership Interest and the Partnership, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                  Pursuant to the Pledge Agreement, the Partnership is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Partnership's books.

                  The Pledgor hereby irrevocably agrees and authorizes and directs the Partnership after such time as the Partnership receives a notice from the Pledgee of an Event of Default, and until such time as such Event of Default has been cured or waived, that instructions originated by the Pledgee on behalf of the Secured Creditors with respect to the Pledgor's claims, rights, interests, powers, remedies, authorities, options and privileges set forth above shall, unless written notice to the contrary is given by the Pledgee to the Partnership, be complied with by the Partnership, without further consent by the Pledgor.

                  The Pledgor hereby requests the Partnership to indicate the Partnership's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.


                                    [NAME OF PLEDGOR]



                                    By
                                       ----------------------------------------
                                        Name:
                                        Title:

                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT



                       FORM OF PARTNERSHIP ACKNOWLEDGMENT


                  [NAME OF PLEDGED PARTNERSHIP] (the "Partnership") hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE PARTNERSHIP AGREEMENT] (the "Partnership Agreement") pursuant to the terms of the Pledge Agreement, dated as of May 30, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Partnership's books.

                  The Partnership hereby irrevocably agrees to comply with the instructions originated by the Pledgee, on behalf of the Secured Creditors, of the type and at the times referred to in the penultimate paragraph of the Partnership Notice dated ___________ __, ____ signed by the Pledgor, without further consent by the Pledgor. The undersigned further hereby irrevocably agrees, except upon the prior written consent of the Pledgee, not to honor any such instructions given by any other person or entity.

Dated:
        ----------- --, ----

                                     [NAME OF PLEDGED PARTNERSHIP]



                                     By
                                        ---------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT



                    FORM OF LIMITED LIABILITY COMPANY NOTICE

                             [Letterhead of Pledgor]


-------- --, ----


TO:   [Name of Pledged Limited Liability Company]

                  Notice is hereby given that pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of May 30, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein, the Pledgor has pledged and assigned to the Pledgee for the benefit of the Secured Creditors, and granted to the Pledgee for the benefit of the Secured Creditors, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a member of [NAME OF PLEDGED LIMITED LIABILITY COMPANY] (the "Limited Liability Company"), and in, to and under the [TITLE OF APPLICABLE LIMITED LIABILITY COMPANY OR OPERATING AGREEMENT] (the "Limited Liability Company Agreement"), including, without limitation:

                 (i) the Pledgor's interest in all of the capital of the Limited Liability Company and the Pledgor's interest in all profits, losses, Limited Liability Company Assets (as defined in the Pledge Agreement) and other distributions to which the Pledgor shall at any time be entitled in respect of such limited liability company interest;

                (ii) all other payments due or to become due to the Pledgor in respect of such limited liability company interest, whether under the Limited Liability Company Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iii) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the Limited Liability Company Agreement or at law or otherwise in respect of such limited liability company interest;

                (iv) all present and future claims, if any, of the Pledgor against the Limited Liability Company for moneys loaned or advanced, for services rendered or otherwise;

                 (v) all of the Pledgor's rights under the Limited Liability Company Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the limited liability company interest, including any power to terminate, cancel or modify the Limited Liability Company Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in respect of the Limited Liability Company Interest and the Limited Liability Company, to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                  Pursuant to the Pledge Agreement, the Limited Liability Company is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the Limited Liability Company's books.

                  The Pledgor hereby irrevocably agrees and authorizes and directs the Limited Liability Company after such time as the Limited Liability Company receives a notice from the Pledgee of an Event of Default, and until such time as such Event of Default has been cured or waived, that instructions originated by the Pledgee on behalf of the Secured Creditors with respect to the Pledgor's claims, rights, interests, powers, remedies, authorities, options and privileges set forth above shall, unless written notice to the contrary is given by the Pledgee to the Limited Liability Company, be complied with by the Limited Liability Company, without further consent by the Pledgor.

                  The Pledgor hereby requests the Limited Liability Company to indicate the Limited Liability Company's acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Pledgee on behalf of the Secured Creditors.


                                     [NAME OF PLEDGOR]



                                     By
                                        ---------------------------------------
                                         Name:
                                         Title:

                                                                         ANNEX H
                                                                              to
                                                                PLEDGE AGREEMENT



                FORM OF LIMITED LIABILITY COMPANY ACKNOWLEDGMENT


                  [NAME OF PLEDGED LIMITED LIABILITY COMPANY] (the "Limited Liability Company") hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE LIMITED LIABILITY COMPANY OR OPERATING AGREEMENT] (the "Limited Liability Company Agreement") pursuant to the terms of the Pledge Agreement, dated as of May 30, 2000 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Creditors described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Creditors on the Limited Liability Company's books.

                  The Limited Liability Company hereby irrevocably agrees to comply with the instructions originated by the Pledgee, on behalf of the Secured Creditors, of the type and at the times referred to in the penultimate paragraph of the Limited Liability Company Notice dated ___________ __, ____ signed by the Pledgor, without further consent by the Pledgor. The undersigned further hereby irrevocably agrees, except upon the prior written consent of the Pledgee, not to honor any such instructions given by any other person or entity.

Dated:
        ----------- --, ----

                                    [NAME OF PLEDGED LIMITED LIABILITY COMPANY]



                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX I
                                                                              to
                                                                PLEDGE AGREEMENT



                                OFFICE LOCATIONS


I.       Universal Compression Holdings, Inc.
         4400 Brittmoore Road
         Houston, Texas  77041

II.      Universal Compression, Inc.,
         4400 Brittmoore Road
         Houston, Texas  77041

III.     Universal Compression International, Inc.
         4400 Brittmoore Road
         Houston, Texas  77041